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                                                                     EXHIBIT 23A


             EXHIBIT 23A- CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



Board of Directors
Bassett Furniture Industries, Incorporated
Bassett, Virginia


As independent public accountants, we hereby consent to the incorporation of our report dated January 2, 1998 which is included in the Company's annual report to its stockholders and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-52405 and 33-52407.



                                                             Arthur Andersen LLP




Greensboro, North Carolina
February 27, 1998